                                   CERTIFICATE

         The undersigned hereby certifies that she is the Secretary of Morgan
Stanley Special Growth Fund (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust duly adopted by the Trustees of the Trust on March 26, 2008 as provided in Section 9.3 of the Declaration of
Trust of the Trust, said Amendment to take effect on March 31, 2008 and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

         Dated this 26th day of March, 2008

                                                   /s/ Mary E. Mullin
                                                   ----------------------------
                                                   Mary E. Mullin
                                                   Secretary

                                    AMENDMENT

Dated:                     March 26, 2008

To be Effective:           March 31, 2008

                                       TO

                       MORGAN STANLEY SPECIAL GROWTH FUND

                              DECLARATION OF TRUST

                                      DATED

                                 March 11, 1992

                    AMENDMENT TO THE DECLARATION OF TRUST OF

                       MORGAN STANLEY SPECIAL GROWTH FUND

WHEREAS, Morgan Stanley Special Growth Fund (the "Trust") was established by the
Declaration of Trust dated March 11, 1992, as amended from time to time (the
"Declaration"), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 9.3 of the Declaration provides that the Trustees may amend the
Declaration without the vote or consent of Shareholders to change the name of the Trust or any Series or Classes of Shares;

WHEREAS, the Trustees of the Trust have deemed it advisable to redesignate the
Class D Shares of the Trust as the Class I Shares, such change to be effective on March 31, 2008;

NOW, THEREFORE:

1. The Declaration is hereby amended to redesignate Class D Shares of the Trust as "Class I Shares."

2. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

3. This amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 26th day of March 2008.
                     ----

--------------------------------------------------------------------------------

/s/ Frank L. Bowman
----------------------------
Frank L. Bowman, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------

/s/ Kathleen A. Dennis
----------------------------
Kathleen A. Dennis, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------

/s/ James F. Higgins
----------------------------
James F. Higgins, as Trustee, and not individually
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
--------------------------------------------------------------------------------

/s/ Michael F. Klein
----------------------------
Michael F. Klein, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------

/s/ W. Allen Reed
----------------------------
W. Allen Reed, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

--------------------------------------------------------------------------------

 /s/ Michael Bozic
 ---------------------------
 Michael Bozic, as Trustee, and not individually
 c/o Kramer Levin Naftalis & Frankel LLP
 Counsel to the Independent Trustees
 1177 Avenue of the Americas
 New York, NY 10036
--------------------------------------------------------------------------------

 /s/ Dr. Manuel H. Johnson
 ---------------------------
 Dr. Manuel H. Johnson, as Trustee, and not individually
 c/o Johnson Smick Group, Inc.
 888 16th Street, N.W., Suite 740
 Washington, D.C. 20006
--------------------------------------------------------------------------------

 /s/ Joseph J. Kearns
 ---------------------------
 Joseph J. Kearns, as Trustee, and not individually
 c/o Kearns & Associates LLC
 PMB754
 23852 Pacific Coast Highway
 Malibu, CA 90265
--------------------------------------------------------------------------------

 /s/ Michael E. Nugent
 ---------------------------
 Michael E. Nugent, as Trustee, and not individually
 c/o Triumph Capital, L.P.
 445 Park Avenue
 New York, NY 10022
--------------------------------------------------------------------------------

 /s/ Fergus Reid
 ---------------------------
Fergus Reid, as Trustee, and not individually
c/o Lumelite Plastics Corporation
85 Charles Colman Blvd.
Pawling, NY 12564
--------------------------------------------------------------------------------

STATE OF NEW YORK     )
                      )ss:
COUNTY OF NEW YORK    )

         On this _26th_ day of March 2008, FRANK L. BOWMAN, MICHAEL BOZIC,
KATHLEEN A. DENNIS, MANUEL H. JOHNSON, JAMES F. HIGGINS, JOSEPH J. KEARNS,
MICHAEL F. KLEIN, MICHAEL E. NUGENT, W. ALLEN REED AND FERGUS REID, known to me to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.

                                  /s/Indira Alli
                                  ----------------------------------------------
                                  Notary Public
                                                                     INDIRA ALLI
                                                 Notary Public State of New York
                                                                 No. 01AL6122206
                                                      Qualified in Queens County
                                             Commission Expires February 7, 2009

My Commission expires: FEBRUARY 7, 2009